Exhibit 32.1
CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Sarah Pinto, hereby certify that, to the best of my knowledge, Robinhood Ventures Fund II’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Ventures Fund II.

Date: November 12, 2026
/s/ Sarah Pinto
Sarah Pinto
President (Principal Executive Officer)